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DYNAMARK CORPORATION
56 Dune Road
Atlantic Beach, New York 11909


Mr. Allan P. Rothstein
56 Dune Road
Atlantic Beach, New York  11905


Dear Mr. Rothstein:

         This shall confirm our agreement to extend your Employment Agreement dated August 1, 1998 to August 1, 1999 upon the same terms and conditions as presently in effect. Kindly confirm your agreement by signing below where indicated.

                           DYNAMARK CORPORATION

                           By:/s/Allan P. Rothstein
                                 Allan P. Rothstein, Secretary

Agreed to as of the 29th day
of October, 1998

/s/ALLAN P. ROTHSTEIN
Allan P. Rothstein